Exhibit 99.1

CASE NAME: Acceptance Insurance Companies Inc.

CASE NO: 05-80059                    Form OPR-1A

	3/31/06	4/30/06	5/31/06	6/30/06	7/31/06	8/31/06
CURRENT ASSETS:
Cash (Attach Recons. & Bk Stmts.)	2,313	1,541	960	1,089	10,418	(90,242)
Investment securities, at market	2,364,563	2,325,075	2,239,384	2,217,754	2,208,803	2,158,846
Prepaid expense & deposits	60,000	60,000	60,000	60,000	60,000	60,000

TOTAL CURRENT ASSETS	2,426,876	2,386,616	2,300,344	2,278,843	2,279,221	2,128,604

OTHER ASSETS:
Note receivable from AIC	20,000,000	20,000,000	20,000,000	20,000,000	20,000,000	20,000,000
Valuation allowance	(20,000,000)	(20,000,000)	(20,000,000)	(20,000,000)	(20,000,000)	(20,000,000)
Investment in AIC, at underlying book value	7,959,006	8,968,061	8,968,061	8,968,061	8,830,983	8,830,983
Contingent claims	21,500,000	21,500,000	21,500,000	21,500,000	21,500,000	21,500,000

TOTAL OTHER ASSETS	29,459,006	30,468,061	30,468,061	30,468,061	30,330,983	30,330,983

TOTAL ASSETS	31,885,882	32,854,677	32,768,405	32,746,904	32,610,204	32,459,587

I CERTIFY UNDER PENALTY OF PERJURY THAT THIS 5 PAGE OPERATING REPORT IS TRUE AND CORRECT.

Date Submitted September 7, 2006	Signed	/s/ Gary N. Thompson	Printed Name of Signatory Gary N. Thompson

CASE NAME: Acceptance Insurance Companies Inc.

CASE NO: 05-80059                    Form OPR-1B

	3/31/06	4/30/06	5/31/06	6/30/06	7/31/06	8/31/06
LIABILITIES:
Post-Petition debt (Sched. C)	22,483	35,595	56,403	54,787	48,619	82,589

Pre-Petition Debt:
Litigation claims	22,000,000	22,000,000	22,000,000	22,000,000	22,000,000	22,000,000
Unsecured liabilities	46,054	46,054	46,054	46,054	46,054	46,054
Unsecured debt	116,110,260	116,110,260	116,110,260	116,110,260	116,110,260	116,110,260

TOTAL LIABILITIES	138,178,797	138,191,909	138,212,717	138,211,101	138,204,933	138,238,903

SHAREHOLDERS EQUITY:
Preferred stock	0	0	0	0	0	0
Common stock	6,274,000	6,274,000	6,274,000	6,274,000	6,274,000	6,274,000
Paid-in capital	199,660,000	199,660,000	199,660,000	199,660,000	199,660,000	199,660,000
Treasury stock	(29,969,000)	(29,969,000)	(29,969,000)	(29,969,000)	(29,969,000)	(29,969,000)
Retained earnings:
As of filing date	(281,005,796)	(281,005,796)	(281,005,796)	(281,005,796)	(281,005,796)	(281,005,796)
After filing date	(1,252,119)	(296,436)	(403,516)	(423,401)	(553,933)	(738,520)

TOTAL SHAREHOLDERS EQUITY	(106,292,915)	(105,337,232)	(105,444,312)	(105,464,197)	(105,594,729)	(105,779,316)

TOTAL LIABILITIES AND SHAREHOLDER EQUITY	31,885,882	32,854,677	32,768,405	32,746,904	32,610,204	32,459,587

CASE NAME: Acceptance Insurance Companies Inc.

CASE NO: 05-80059                    Form OPR-2

STATEMENT OF INCOME

	3/31/06	4/30/06	5/31/06	6/30/06	7/31/06	8/31/06
REVENUE:
Net investment income	10,099	8,734	10,369	9,230	9,758	9,689
Net realized gain	0	0	0	0	0	0
Other	0	0	0	0	9,870	0

OPERATING EXPENSES:
Salaries and benefits	(7,605)	(7,605)	(7,422)	(7,346)	(6,618)	(6,618)
Board fees and expenses	0	0	(1,159)	0	0	0
Legal fees and expenses	(4,494)	(51,786)	(106,144)	(19,817)	(1,048)	(185,664)
Accounting fees and expenses	0	0	0	0	(1,940)	0
Insurance	(151,667)	0	0	0	0	0
Filing fees and expenses	(1,966)	(2,703)	(2,693)	(1,948)	(3,463)	(1,955)
Miscelleanous	(87)	(12)	(31)	(5)	(13)	(39)

NET OPERATING INCOME / LOSS	(155,720)	(53,372)	(107,080)	(19,886)	6,546	(184,587)

OTHER INCOME (EXPENSE):
Interest expense	0	0	0	0	0	0
Income tax refund	0	0	0	0	0	0
Equity in operating earnings of AIC	0	1,164,887	0	0	(103,867)	0
Equity in unrealized losses of securities of AIC	0	(155,832)	0	0	(33,211)	0

TOTAL OTHER INCOME (EXPENSE)	0	1,009,055	0	0	(137,078)	0

NET INCOME (LOSS)	(155,720)	955,683	(107,080)	(19,886)	(130,532)	(184,587)

CASE NAME: Acceptance Insurance Companies Inc.

CASE NO: 05-80059                    Form OPR-3

SOURCES AND USE OF CASH

	3/31/06	4/30/06	5/31/06	6/30/06	7/31/06	8/31/06
CASH DIFFERENCE:
Current ending cash balance	2,313	1,541	960	1,089	10,418	(90,242)
Less ending prior month balance	(1,713)	(2,313)	(1,541)	(960)	(1,089)	(10,418)

NET CASH INCREASE (DECREASE)	600	(772)	(581)	129	9,329	(100,660)

SOURCES OF CASH:
Net income (loss)	(155,720)	955,683	(107,080)	(19,886)	(130,532)	(184,587)
Equity in earnings and unrealized losses of AIC	0	(1,009,055)	0	0	137,078	0

Decrease in:
Receivables	0	0	0	0	0	0
Marketable securities	169,697	39,488	85,691	21,630	8,951	49,957
Increase in:
Post- petition debt	0	13,112	20,808	0	0	33,970
Pre-petition debt	0	0	0	0	0	0

TOTAL SOURCES OF CASH	13,977	(772)	(581)	1,744	15,497	(100,660)

USES OF CASH:
Increase in:
Receivables	0	0	0	0	0	0
Marketable securities	0	0	0	0	0	0
Decrease in:
Post- petition debt	(13,377)	0	0	(1,615)	(6,168)	0
Pre-petition debt	0	0	0	0	0	0

TOTAL USES OF CASH	(13,377)	0	0	(1,615)	(6,168)	0

NET CASH INCREASE (DECREASE)	600	(772)	(581)	129	9,329	(100,660)

CASE NAME: Acceptance Insurance Companies Inc.

CASE NO: 05-80059                    SCHEDULE C

SCHEDULE OF POST PETITION

	3/31/06	4/30/06	5/31/06	6/30/06	7/31/06	8/31/06
TRADE ACCOUNTS PAYABLE	22,483	35,595	56,403	54,787	48,619	82,589
PAYROLL AND PAYROLL TAXES	0	0	0	0	0	0
TAXES PAYABLE	0	0	0	0	0	0

TOTAL POST PETITION DEBT	22,483	35,595	56,403	54,787	48,619	82,589